EXHIBIT 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION,
July 27, 2005	CONTACT: Robert L. Schumacher
(276) 326-9000
First Community Bancshares, Inc. Announces Second Quarter 2005 Results

     Bluefield, Virginia – First Community Bancshares, Inc. (NASDAQ): FCBC; (www.fcbinc.com) today reported earnings of $6.2 million for the second quarter of 2005, or $0.55 basic and diluted earnings per share. This compares favorably to, and is an 8.5% increase from, second quarter 2004 earnings of $5.7 million, or $0.50 diluted earnings per share. Net income for the first six months of 2005 increased 23% to $12.2 million, or $1.07 diluted earnings per share, versus the same period in 2004.

     Income from continuing operations for the second quarter of 2005 was $6.2 million, or $0.55 diluted earnings per share, an increase from $6.1 million, or $0.53 diluted earnings per share, from continuing operations in the first quarter of 2005. Year-to-date income from continuing operations was $12.3 million, or $1.08 per diluted share. Return on average equity from continuing operations for the second quarter of 2005 was 13.24%, compared to 13.17% for the first quarter of 2005. Comparing the first and second quarters of 2005, return on average assets from continuing operations remained steady at 1.32%.

     Net interest income for the second quarter of 2005 improved by 5.1%, or $895 thousand, compared to the same period in 2004, due primarily to an increase of $128 million in the average balance of loans held for investment. Year-to-date net interest income grew $2.7 million, or 7.9%, compared to the same period of 2004. The growth seen in loans throughout 2005 is due largely to increases in the commercial loan portfolio. Commercial loans grew at an annualized rate of 13% through the first half of 2005 on loan production of $230 million. The Bank’s de novo branches and loan production offices have contributed $56 million to loan growth in 2005.

     To help fund the continuing growth in loan demand, the Bank drew an additional $50 million in advances from the Federal Home Loan Bank at the end of the second quarter. This additional funding not only allows the Bank to fund increasing loan demand, but also locks in current low-cost funding, and increases the asset-sensitive profile of the Company in the face of a continuing rising rate environment.

     In a time of continuing margin compression for the industry, second quarter 2005 tax-equivalent net interest margin from continuing operations increased to 4.51% from 4.47% and 4.40% for the first quarter of 2005 and the second quarter of 2004, respectively. Tax-equivalent net interest margin from continuing operations for the first six months of 2005 was 4.49% compared to 4.40% for the first six months of 2004. The continuing increases in the net interest margin are attributable to the recent increases in the prime lending rate, growth in loan portfolio, and the asset-sensitive nature of the balance sheet.

     Non-interest income from continuing operations for the second quarter of 2005 improved by $848,000, or 23%, compared to the first quarter of 2005. The increase in non-interest income was due to continued improvement in the areas of trust services, service charges on deposit accounts, and all other service charges, commissions and fees. Trust revenues increased $51,000, or 9.5%, as a result of growth in trust accounts, trust assets and the related fees generated by such growth in all areas, including estates, employee benefits and investment related accounts. Service charges on deposit accounts increased $475,000, or 22%. All other service charges, commissions and fees increased $65,000, or 8.0%, compared to the first quarter of 2005. Included in other service charges, commissions and fees for the second quarter of 2005 are wealth management fees of $204,000. Wealth management revenues grew by $53,000, or 35%, compared to the first quarter of 2005.

     Second quarter 2005 non-interest income from continuing operations declined $1.0 million compared to the second quarter of 2004, due to gains on the sale of securities of $1.4 million in second quarter 2004. Compared to the second quarter of 2004, trust services income increased 15.0%, service charges on deposit accounts increased 14.0%, and other service charges, commissions and fees increased 22.7%.

     Total non-interest expense increased 8.8%, or $1.1 million, for the second quarter of 2005 compared to the same period in 2004. Year-to-date non-interest expense increased $2.7 million to $25.8 million compared to same period of 2004 The increases are the result of the PCB acquisition in March 2004, the Company’s continued expansion through branching and loan production offices, increases in supporting infrastructure, and increased healthcare costs. The efficiency ratio for the second quarter of 2005 continuing operations was 54.75%

     Credit quality remains sound with total delinquencies as a percent of total loans at 0.65% at June 30, 2005, compared with 0.76% and 0.83% at March 31, 2005, December 31, 2004, respectively. The ratio of allowance for credit losses as a percent of loans held for investment of 1.23% is comparable with 1.32% at December 31, 2004. The provision for loan losses for the second quarter of 2005 was $1.1 million compared to the $723 thousand for the second quarter of 2004. The provision for the first six months of 2005 was $1.8 million compared to $1.3 million for the same period in 2004. Changes in the provision are the result of the Company’s quarterly analysis of the adequacy of the allowance for credit losses, and can be attributed largely to commercial loan growth, and an increase in loan charge-offs in the second quarter of 2005. Net charge-offs for the second quarter 2005 were $1.2 million compared to $885,000 for the second quarter 2004. Net charge-offs year-to-date of $1.7 million were comparable with $1.5 million for the same period of 2004.

     During the second quarter, the board of directors declared a dividend to stockholders of twenty-five and a half cents ($0.255). The dividend represents an increase of 2.0% over the $0.25 per share paid in the second quarter of 2004. The year 2005 is expected to be the 15th consecutive year of regular dividend increases to stockholders. Dividends have increased at an average annual rate of over 11% since 1990. Mergent®, a leading provider of global business and financial information, recently recognized the Company as a “Dividend Achiever.” The Dividend Achievers are U.S. companies that have increased dividends for at least ten consecutive years, and represent only 2.8% of all publicly-traded U.S. companies paying dividends.

     Consolidated assets at June 30, 2005 increased $104.4 million, an 11.4% annualized growth rate, to $1.94 billion compared to $1.83 billion at the end of 2004. Deposits and customer repurchase agreements increased $54.3 million through June 30, 2005, an annualized growth rate of 7.4%. Total stockholders’ equity for the Company was $189.7 million at June 30, 2005, resulting in a book value per common share outstanding of $16.83 compared to $183.2 million and $16.29 per common share at December 31, 2004.

     First Community Bancshares, Inc., headquartered in Bluefield, Virginia, is a $1.94 billion bank holding company and is the parent company of First Community Bank, N. A. First Community Bank, N. A. operates through fifty-three full-service banking locations, six loan production offices, and two trust and investment management offices in the four states of Virginia, West Virginia, North Carolina and Tennessee. First Community Bank, N.A. is also the parent of Stone Capital Management, Inc., a SEC registered investment advisory firm, which offers wealth management and investment advice. First Community Bancshares, Inc.’s common stock is traded on the NASDAQ National Market under the symbol “FCBC.”

DISCLAIMER

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

First Community Bancshares, Inc.		Three Months Ended		Six Months Ended
Consolidated Statements of Income		June 30,		June 30,
(Dollars in Thousands, Except Per Share Data)(Unaudited)		2005	2004	2005	2004
Interest	Interest and fees on loans held for
Income	investment	$22,192	$19,112	$42,920	$36,242
	Interest on securities-taxable	2,555	3,433	4,851	6,699
	Interest on securities-nontaxable	1,865	1,707	3,814	3,343
	Interest on federal funds sold and deposits	178	104	393	301

	Total interest income	26,790	24,356	51,978	46,585

Interest	Interest on deposits	5,547	4,813	10,509	9,128
Expense	Interest on borrowings	2,721	1,916	5,194	3,846

	Total interest expense	8,268	6,729	15,703	12,974

	Net interest income	18,522	17,627	36,275	33,611
	Provision for loan losses	1,073	723	1,764	1,255

	Net interest income after provision for loan losses	17,449	16,904	34,511	32,356

Non-Interest	Fiduciary income	589	512	1,127	930
Income	Service charges on deposit accounts	2,623	2,301	4,771	4,261
	Other service charges, commissions and fees	875	713	1,685	1,272
	Other operating income	362	610	566	905
	Gain on sale of securities	121	1,438	143	1,449

	Total non-interest income	4,570	5,574	8,292	8,817

Non-Interest	Salaries and employee benefits	7,452	6,662	14,770	12,775
Expense	Occupancy expense of bank premises	968	894	1,911	1,746
	Furniture and equipment expense	813	747	1,597	1,373
	Amortization of intangible assets	111	111	221	175
	Other operating expense	3,957	3,812	7,298	7,067

	Total non-interest expense	13,301	12,226	25,797	23,136

	Income from continuing operations before income taxes	8,718	10,252	17,006	18,037
	Income tax expense continuing operations	2,494	2,666	4,731	4,849

	Income from continuing operations	$6,224	$7,586	$12,275	$13,188
	Loss from discontinued operations before tax	$(39)	$(2,374)	$(170)	$(4,265)
	Income tax benefit from discontinued operations	$(15)	$(502)	$(66)	$(952)

	Loss from discontinued operations	$(24)	$(1,872)	$(104)	$(3,313)

	Net income	$6,200	$5,714	$12,171	$9,875

	Basic earnings per common share (EPS)	$0.55	$0.51	$1.08	$0.88
	Diluted earnings per common share (DEPS)	$0.55	$0.50	$1.07	$0.87
	Basic earnings per common share-continuing operations	$0.55	$0.67	$1.09	$1.17
	Diluted earnings per common share-continuing operations	$0.55	$0.67	$1.08	$1.16
	Weighted Average Shares Outstanding:
	Basic	11,273,724	11,228,956	11,266,648	11,237,225
	Diluted	11,344,480	11,320,415	11,341,847	11,334,096
	For the period:
	Return on average equity	13.19%	13.06%	13.09%	11.22%
	Return on average equity-continuing operations	13.24%	17.33%	13.21%	14.98%
	Return on average assets	1.31%	1.22%	1.31%	1.12%
	Return on average assets-continuing operations	1.32%	1.65%	1.32%	1.52%
	Cash dividends per share	$0.255	$0.25	$0.510	$0.50
	At period end:
	Book value per share	$16.83	$15.28	$16.83	$15.28
	Market value	$32.50	$33.50	$32.50	$33.50

First Community Bancshares, Inc. Consolidated Balance Sheets
(Dollars in Thousands, Except Per Share Data) (Unaudited)
		June 30,	December 31,
		2005	2004
Assets	Cash and due from banks	$43,415	$37,294
	Interest-bearing deposits with banks	64,488	17,452
	Securities available for sale (amortized cost of $378,196 June 30, 2005; $384,746, December 31, 2004)	381,540	388,678
	Securities held to maturity (fair value of $30,878 June 30, 2005; $35,610, December 31, 2004)	29,854	34,221
	Loans held for sale	1,075	1,194
	Loans held for investment, net of unearned income	1,296,728	1,238,756
	Less allowance for loan losses	15,984	16,339

	Net loans	1,280,744	1,222,417
	Premises and equipment	35,796	37,360
	Other real estate owned	975	1,419
	Interest receivable	9,476	8,554
	Other assets	26,496	20,923
	Intangible assets	61,399	61,310

	Total Assets	$1,935,258	$1,830,822

Liabilities	Deposits:
	Demand	$235,217	$221,499
	Interest-bearing demand	150,112	150,127
	Savings	350,189	385,134
	Time	662,381	602,304

	Total Deposits	1,397,899	1,359,064
	Interest, taxes and other liabilities	15,122	14,313
	Federal funds purchased	—	32,500
	Securities sold under agreements to repurchase	125,285	109,857
	FHLB and other indebtedness	207,231	131,855

	Total Liabilities	1,745,537	1,647,589

Stockholders' Equity	Preferred stock, par value undesignated; 1,000,000 shares authorized; no shares issued and outstanding in 2005 and 2004	—	—
	Common stock, $1 par value; 25,000,000 and 15,000,000 shares authorized in 2005 and 2004, respectively; 11,495,570 issued in 2005 and 11,472,311 issued in 2004; and 11,274,391 and 11,250,927 outstanding in 2005 and 2004, respectively	11,496	11,472
	Additional paid-in capital	108,639	108,263
	Retained earnings	74,444	68,019
	Treasury stock, at cost	(6,864)	(6,881)
	Accumulated other comprehensive income	2,006	2,360

	Total Stockholders’ Equity	189,721	183,233

	Total Liabilities and Stockholders’ Equity	$1,935,258	$1,830,822

First Community Bancshares, Inc.
Quarterly Performance Summary		As of and for the Quarter Ended
Income Statements		June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in Thousands Except Per Share Data)		2005	2005	2004	2004	2004
Interest	Interest and fees on loans held for investment	$22,192	$20,728	$20,518	$19,953	$19,112
	Interest on securities-taxable	2,555	2,296	2,460	2,960	3,433
	Interest on securities-nontaxable	1,865	1,949	1,727	1,642	1,707
	Interest on federal funds sold and deposits	178	215	197	94	104

	Total interest income	26,790	25,188	24,902	24,649	24,356

Interest	Interest on deposits	5,547	4,962	4,648	4,702	4,813
Expense	Interest on borrowings	2,721	2,473	2,383	2,246	1,916

	Total interest expense	8,268	7,435	7,031	6,948	6,729

	Net interest income	18,522	17,753	17,871	17,701	17,627
	Provision for loan losses	1,073	691	264	1,152	723

	Net interest income after provision for loan losses	17,449	17,062	17,607	16,549	16,904

Non-Int	Fiduciary income	589	538	529	499	512
Income	Service charges on deposit accounts	2,623	2,148	2,400	2,461	2,301
	Other service charges, commissions and fees	875	810	770	728	713
	Other operating income	362	204	440	530	610
	Gain (loss) on Securities	121	22	95	60	1,438

	Total non-interest income	4,570	3,722	4,234	4,278	5,574

Non-Int	Salaries and employee benefits	7,452	7,318	7,064	6,807	6,662
Expense	Occupancy expense of bank premises	968	943	900	913	894
	Furniture and equipment expense	813	784	764	735	747
	Amortization of intangible assets	111	110	112	112	111
	Other operating expense	3,957	3,341	3,822	3,670	3,812

	Total non-interest expense	13,301	12,496	12,662	12,237	12,226

	Income before income taxes-continuing operations	8,718	8,288	9,179	8,590	10,252
	Income tax expense-continuing operations	2,494	2,237	2,969	1,968	2,666

	Income from continuing operations	6,224	6,051	6,210	6,622	7,586

	Loss before tax-discontinued operations	(39)	(131)	(215)	(1,266)	(2,374)
	Income tax benefit -discontinued operations	(15)	(51)	(84)	(1,054)	(502)

	Loss from discontinued operations	(24)	(80)	(131)	(212)	(1,872)
	Net income	6,200	5,971	6,079	6,410	5,714

Per	Basic EPS	$0.55	$0.53	$0.54	$0.57	$0.51
Share	Diluted EPS	$0.55	$0.53	$0.54	$0.57	$0.50
	Basic EPS from continuing operations	$0.55	$0.54	$0.55	$0.59	$0.67
	Diluted EPS from continuing operations	$0.55	$0.53	$0.55	$0.58	$0.67
Data	Cash dividends per share	$0.255	$0.255	$0.25	$0.25	$0.25
	Weighted Average Shares Outstanding:
	Basic	11,273,724	11,259,494	11,248,137	11,231,973	11,228,956
	Diluted	11,344,480	11,339,136	11,355,202	11,326,999	11,320,415
	Actual shares outstanding at period end	11,274,391	11,271,835	11,250,927	11,243,991	11,215,473
	Book Value per share at period end	$16.83	$16.35	$16.29	$16.08	$15.28
	Market Value per share at period end	$32.50	$28.07	$36.08	$32.85	$33.50

First Community Bancshares, Inc.
Quarterly Performance Summary	As of and for the Quarter Ended
Income Statements	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in Thousands Except Per Share Data)	2005	2005	2004	2004	2004
Ratios:
Return on average assets	1.31%	1.30%	1.32%	1.39%	1.22%
Return on average assets-continuing operations	1.32%	1.32%	1.35%	1.44%	1.65%
Return on average equity	13.19%	13.00%	13.20%	14.46%	13.06%
Return on average equity-continuing operations	13.24%	13.17%	13.48%	14.94%	17.33%
Net yield on earning assets	4.51%	4.47%	4.45%	4.33%	4.35%
Net yield on earning assets-continuing operations	4.51%	4.47%	4.45%	4.33%	4.40%
Efficiency Ratio at end of period	55.11%	55.52%	58.65%	59.73%	59.97%
Efficiency Ratio at end of period-continuing operations	54.75%	54.94%	53.19%	52.67%	52.39%
Equity as a percent of total assets at end of period	9.80%	9.77%	10.01%	9.90%	9.27%
Equity as a percent of continuing assets at end of period	9.80%	9.77%	10.01%	9.90%	9.38%
Average earning assets as a percentage of average total assets	91.95%	91.93%	91.92%	91.78%	91.83%
Average earning assets-continuing as a percentage of average total assets continuing operations	91.95%	91.93%	91.92%	91.78%	92.01%
Average loans (not including loans held for sale) as a percentage of average deposits	92.48%	91.21%	90.31%	88.63%	83.38%

QTD :
Average Loans	$1,299,358	$1,260,521	$1,234,932	$1,222,204	$1,171,562
Average Earning Assets	$1,739,147	$1,707,710	$1,684,058	$1,689,565	$1,724,516
Average Earning Assets-continuing operations	$1,739,147	$1,707,710	$1,684,058	$1,680,982	$1,699,218
Average Total Assets	$1,891,333	$1,857,645	$1,832,023	$1,840,911	$1,878,000
Average Total Assets-continuing operations	$1,891,333	$1,857,645	$1,832,023	$1,831,596	$1,846,772
Average Deposits	$1,405,086	$1,381,929	$1,367,365	$1,379,000	$1,405,121
Average Deposits-continuing operations	$1,405,086	$1,381,929	$1,367,365	$1,378,953	$1,405,070
Average Equity	$188,532	$186,332	$183,258	$176,369	$176,034
Taxable Equivalent Net Interest Income	$19,535	$18,833	$18,824	$18,374	$18,948
Taxable Equivalent Net Interest Income-continuing operations	$19,535	$18,833	$18,824	$18,314	$18,873
Average Interest-bearing deposits	$1,176,779	$1,162,230	$1,143,060	$1,160,880	$1,182,311
Average Interest-bearing deposits-continuing operations	$1,176,779	$1,162,230	$1,143,060	$1,160,880	$1,182,311

First Community Bancshares, Inc.
Quarterly Performance Summary
Balance Sheets	(Dollars in Thousands Except Per Share Data)
	June 30,	March 31,	December 31,	September 30,	June 30,
	2005	2005	2004	2004	2004

Cash and due from banks	$43,415	$34,328	$37,294	$37,400	$41,533
Interest-bearing deposits with banks	64,488	48,942	17,452	17,678	14,799
Securities available for sale	381,540	372,585	388,678	391,623	429,478
Securities held to maturity	29,854	32,009	34,221	34,719	36,209
Loans held for sale	1,075	1,182	1,194	1,163	774
Loans held for investment, net of unearned income	1,296,728	1,282,546	1,238,756	1,229,270	1,186,954
Less allowance for loan losses	15,984	16,543	16,339	16,233	16,160

Net loans	1,280,744	1,266,003	1,222,417	1,213,037	1,170,794
Premises and equipment	35,796	35,869	37,360	36,499	35,071
Other real estate owned	975	1,389	1,419	1,636	2,166
Interest receivable	9,476	9,124	8,554	8,770	8,653
Other assets	26,496	23,895	20,923	22,302	25,566
Intangible assets	61,399	61,510	61,310	61,715	62,003
Assets related to discontinued operations	—	—	—	—	22,192

Total Assets	$1,935,258	$1,886,836	$1,830,822	$1,826,542	$1,849,238

Deposits:
Demand	$235,217	$220,741	$221,499	$218,818	$225,241
Interest-bearing demand	150,112	154,316	150,127	152,191	150,993
Savings	350,189	364,933	385,134	382,468	392,645
Time	662,381	661,882	602,304	609,076	626,150

Total Deposits	1,397,899	1,401,872	1,359,064	1,362,553	1,395,029
Interest, taxes and other liabilities	15,122	15,625	14,313	14,616	11,501
Federal funds purchased	—	—	32,500	—	—
Securities sold under agreements to repurchase	125,285	128,244	109,857	111,481	109,252
FHLB and other indebtedness	207,231	156,822	131,855	157,060	140,941
Liabilities related to discontinued operations	—	—	—	—	21,130

Total Liabilities	1,745,537	1,702,563	1,647,589	1,645,710	1,677,853

Preferred Stock	—	—	—	—	—
Common stock, $1 par value	11,496	11,491	11,472	11,470	11,451
Additional paid-in capital	108,639	108,576	108,263	108,280	108,078
Retained earnings	74,444	71,116	68,019	64,752	61,153
Treasury stock, at cost	(6,864)	(6,804)	(6,881)	(7,029)	(7,321)
Accumulated other comprehensive income (loss)	2,006	(106)	2,360	3,359	(1,976)

Total Stockholders’ Equity	189,721	184,273	183,233	180,832	171,385

Total Liabilities and Stockholders’ Equity	$1,935,258	$1,886,836	$1,830,822	$1,826,542	$1,849,238

First Community Bancshares, Inc.
Selected Financial Information
(Dollars in Thousands)

	As of and for the Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2005	2005	2004	2004	2004

Asset Quality Analysis:
Allowance for Loan Losses:
Beginning balance	$16,543	$16,339	$16,233	$16,160	$14,536
Provision	1,073	691	264	1,152	723
Acquisition balance	—	—	—	—	1,786
Charge-offs	(1,638)	(844)	(718)	(1,312)	(1,233)
Recoveries	398	357	560	233	348

Net charge-offs	(1,240)	(487)	(158)	(1,079)	(885)
Reclassification of reserve for unfunded commitments	(392)	—	—	—	—

Ending balance	$15,984	$16,543	$16,339	$16,233	$16,160

Nonperforming Assets:
Nonaccrual loans	$4,847	$6,419	$5,168	$3,679	$2,630
Foreclosed real estate	975	1,389	1,419	1,636	2,166
Repossessions	29	26	1	40	92
Loans 90 days or more past due & still accruing	—	—	—	—	—

Nonperforming assets	$5,851	$7,834	$6,588	$5,355	$4,888

Loans 90 days or more past due & still accruing as a percentage of loans held for investment	0.00%	0.00%	0.00%	0.00%	0.00%

Asset Quality Ratios:
Nonaccrual loans and leases as a percentage of loans held for investment	0.37%	0.50%	0.42%	0.30%	0.22%
Nonperforming assets as a percentage of:
Total assets	0.30%	0.42%	0.36%	0.29%	0.26%
Total assets-continuing	0.30%	0.42%	0.36%	0.29%	0.27%
Loans held for investment plus foreclosed property	0.45%	0.61%	0.53%	0.44%	0.41%
Net charge-offs as a % of average loans held for investment	0.10%	0.04%	0.01%	0.09%	0.08%
Allowance for credit losses as a percentage of loans held for investment	1.23%	1.29%	1.32%	1.32%	1.36%
Ratio of allowance for credit losses to nonaccrual loans	3.30	2.58	3.16	4.41	6.14
Restructured loans performing according to modified terms	$327	$344	$354	$368	$392